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EXHIBIT 99.1
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OFFICE OF THE UNITED STATES TRUSTEE

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In Re:                                                                                      DEBTOR IN POSSESSION OPERATING REPORT
                                                                                            ----------------------------------------
FREEREALTIME.COM, INC. - CONSOLIDATED
8001 Irvine Center Drive, 4th Floor                                                         Report Number: 21
Irvine, CA  92618                                         Debtor
                                                                                            For the Period From: December 1, 2002
Chapter 11 Case No:                                       SA01-13495JR                      For the Period To: December 31, 2002
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
1. Profit and Loss Statement (Accrual Basis Only)
    A.  Related to Business Operations:
         Gross Sales                                          $  144,221
         Less: Sales Returns and Discounts                             -
            Net Sales                                                             $    144,221
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost                                   -
         Add: Purchases                                                -
         Less: Ending Inventory at Cost                                -
            Cost of Goods Sold                                                         (47,412)
                                                                                  -------------
                Gross Profit                                                                          $     96,809
                Other Operating Revenues (Specify)                                                             -
         Less: Operating Expenses:
         Officer Compensation                                      (25,902)
         Salaries and Wages - Other Employees                      (27,161)
                                                              -------------
            Total Salaries and Wages                                                   (53,064)
            Employees Benefits and Pensions                            -                 -
         Payroll Taxes                                              (1,811)
         Real Estate Taxes                                             -
         Federal and State Income Taxes                                -
                                                              -------------
            Total Taxes                                                                 (1,811)
         Rent and Lease Exp (Real and Personal Prop)                (5,079)
         Interest Expense (Mortgage, Loan, etc)                        (99)
         Insurance                                                    (861)
         Automobile Expense                                            -
         Utilities (gas, electricity, water, telephone, etc)        (2,775)
         Depreciation and Amortization                             (39,188)
         Repairs and Maintenance                                       -
         Advertising                                                   -
         Supplies, Office Expenses, Photocopies, etc                (3,525)
         Provision for Uncollectible Accounts/Bad Debts            (17,688)
         Miscellaneous Operating Expenses (specify)                (29,045)
                                                              -------------
                                                                                       (98,260)
                                                                                  -------------
             Total Operating Expenses                                                                     (153,134)
                                                                                                      -------------
                    Net Gain/(Loss) from Business Operations                                               (56,325)
   B.  Not Related to Business Operations:
        Income:
          Interest Income                                              169
          Other Non-Operating Revenues (Specify)                       -
          Gross Proceeds on Sale of Assets                             -
          Less: Original Cost of Assets plus Expenses of Sale          -
              Other Non-Recurring, non cash Expense - Scrap            -
                                                                                  -------------
          Total Non-Operating Income                                                       169
       Expenses Not Related to Business Operations:
          Legal and Professional Fees (Reorg Costs)                (15,133)
                                                                                  -------------
          Total Non-Operating Expenses                                                 (15,133)
                                                                                                      -------------
                                                                                                           (14,963)
                                                                                                      -------------
  NET INCOME/(LOSS) FOR PERIOD                                                                        $    (71,289)
                                                                                                      =============
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2.  Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

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                                              ------------------------------------------
                                               Accounts Payable    Net Accts Receivable
                                              ------------------------------------------
    Current              Under 30 Days                 55,888                 63,144
    Overdue              31-60 Days                    59,515                 17,036
    Overdue              61-90 Days                    71,590                 14,556
    Overdue              91-120 Days                   48,785                  4,462
    Overdue              Over 120 Days                 73,121                 27,918
                                              -----------------------------------------
    TOTAL                    *See Note 1         $    303,899          $     127,115
                                              -----------------------------------------
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3.  Statement of Status of Payments to Secured Creditors and Lessors:
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                                             Frequency of                               Next          Post-Petition
                                             Payments per        Amount of Each         Payment       Payments Not Made*
        Creditor/Lessor                      Contract/Lease      Payment                Due           Number/Amount $
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


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*Note 1: Accounts Payable includes $145,218 of professional fees owed to Winthrop Couchot, to be deferred and paid in installments post-distribution date under the Debtors' Reorganization Plan

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4.  Tax Liability:
              Gross Payroll Expense for the Period:              $  70,134
              Gross Sales for Period Subject to Sales Tax:       $     -
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                                                          ---------------------------------------------------------
                                                                                                      Post-Petition
                                                                                                       Taxes Still
                                                              Date Period          Amount Paid*          Owing
                                                          ---------------------------------------------------------
        Federal Payroll and Withholding Taxes                   12/15/2002        $  6,155           $      -
                                                                12/31/2002        $  5,583           $      -
        State Payroll and Withholding Taxes                     12/15/2002        $    238           $      -
                                                                12/31/2002        $    362           $      -
        State Sales and Use Taxes
        Real Property Taxes
                                                          ---------------------------------------------------------
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*Attach photocopies of depository receipts from taxing authorities or financial institutions to verify that such deposits or payments have been made.

5.  Insurance Coverage:  SEE ATTACHED

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
                                         Carrier/Agent       Amount of              Policy Exp
                                         Name                Coverage               Date          Premium Paid Through Date
    Workers Compensation
    Liability
    Fire and Extended Coverage
    Property
    Theft
    Life
    Vehicle
    Other
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6.  Questions:

     A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Offices of the United States Trustee?
                                                  YES                            Explain:
                                                  NO      X

     B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?
                                                  YES                            Explain:
                                                  NO      X

7.  Statement of Unpaid Professional Fees (Post-Petition Amounts Only)

                                             Type of       Total Post-Petition
          Name of Professional            Professional         Amount Unpaid
--------------------------------------------------------------------------------
Latham & Watkins                          Legal                $   4,682
Winthrop Couchot                          Legal                $ 145,218
Kieckhafer, Schiffer & Co.                Accountant           $   5,776

8.  Narrative Report of Significant Events and Events out of the Ordinary Course of Business:
       N/A


9.  Quarterly Fees:  (This Fee must be paid to the United States Trustee every calendar quarter)

     Quarterly            Total
      Period          Disbursements     Quarterly      Date     Amount       Check    Fee Still
      Ending           For Quarter         Fee         Paid      Paid          #        Owing
----------------------------------------------------------------------------------------------------
    9/30/2002          $ 495,987        $   4,000                                     $   4,000.00

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I, Michael Neufeld, President, CFO, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated:   1/17/2003                          /S/ Michael Neufeld
       -----------------------              ------------------------------------
                                            Debtor in Possession or Trustee

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FREEREALTIME.COM - CONSOLIDATED
MISCELLANEOUS OPERATING EXPENSES (Part 1A)
December 1, 2002 - December 31, 2002


     ACCOUNT                               AMOUNT
---------------------------------------------------
Bank Charges                                   399
Sales and Marketing                         20,137
Other                                        7,836
                                        -----------
Total                                       29,045
                                        ===========

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FreeRealTime.com, Inc.
Insurance Policies




WORKER'S COMPENSATION
---------------------
Name of Insurer:              Preferred Employers Insurance Co.
Policy #                      WKN108670-1
Coverage:                     Liability - $1 million
Expiration Date:                    12/1/2003
Monthly bill:                        $336.25


GENERAL LIABILITY & PROPERTY INSURANCE
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Name of Insurer:              Chubb Custom Ins Co.
Policy #                           7949-12-09
Coverage:
Expiration Date:                    1/19/2003
Monthly bill:                       $2,500.00


MEDICAL INSURANCE
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Name of Insurer:              Blue Shield of California
Policy #                      H52525 & 942816
Expiration Date:                   12/31/2002
Monthly bill:                 Varies based on number of employees


DENTAL INSURANCE
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Name of Insurer:              Guardian Dental
Policy #                               355311
Expiration Date:                   12/31/2002
Monthly bill:                 Varies based on number of employees